                                                                   EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

   As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or incorporated by reference in this Registration Statement on Form S-3.

                                          /s/ Arthur Andersen

April 14, 2000
Hamilton, Bermuda